UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2025

Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2025, following the 2025 annual meeting of stockholders (the “Annual Meeting”) of Life Time Group Holdings, Inc. (the “Company”), the Company’s Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, appointed Jennifer Pomerantz to the Board of Directors. The Board is presently divided into three classes with staggered three year terms. Ms. Pomerantz will serve as a Class II director with a term expiring at the Company’s annual meeting of stockholders to be held in 2026. The Board also appointed Ms. Pomerantz to serve on each of the Nominating and Corporate Governance Committee and the Capital Allocation Committee, effective as of April 25, 2025.
The Board determined that Ms. Pomerantz is an independent director under the New York Stock Exchange listing standards. Following Ms. Pomerantz’s appointment to the Board, the Board consists of thirteen members, ten of whom are independent directors under the New York Stock Exchange listing standards. Ms. Pomerantz will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 13, 2025 (the “2025 Proxy Statement”) for the Annual Meeting.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on April 25, 2025, the Company’s stockholders voted on the proposals set forth below, which were detailed in the 2025 Proxy Statement. On the record date for the Annual Meeting, there were 209,616,035 shares of the Company’s common stock outstanding and entitled to vote.
1.A proposal to elect four Class I directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. Each Class I director nominee was elected to the Board of Directors and received the following votes:

	FOR	WITHHELD	BROKER NON-VOTE
Bahram Akradi	153,088,133	41,144,295	4,577,021
David Landau	156,318,670	37,913,758	4,577,021
Alejandro Santo Domingo	184,351,018	9,881,410	4,577,021
Andres Small	153,251,419	40,981,009	4,577,021

2.A proposal to approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation as disclosed in the 2025 Proxy Statement (referred to as the “Say-on-Pay Vote”). The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
189,949,911	4,258,335	24,182	4,577,021

3.A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN
194,880,859	3,912,632	15,958

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: April 29, 2025	By:	/s/ Erik Weaver
Erik Weaver
Executive Vice President & Chief Financial Officer
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